UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14A-12

SIERRA BANCORP

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒ No fee required

☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # QAARV1-P12345 Get informed before you vote Ricky Campana P.O. Box 123456 Suite 500 51 Mercedes Way Edgewood, NY 11717 148,294 322,224 1 OF 4 30# XXXX XXXX XXXX XXXX V2.1 SIERRA BANCORP 2026 Annual Meeting Vote by May 19, 2026 11:59 PM ET SIERRA BANCORP 86 NORTH MAIN STREET PORTERVILLE, CA 93257 You invested in SIERRA BANCORP and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 20, 2026. View the Notice & Proxy Statement, 10K Wrap online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 06, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* May 20, 2026 9:00 AM PDT Bank of the Sierra Sitec Annex Building 61 North 2nd Street Porterville, California 93257 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

THIS IS NOT A VOTABLE BALLOT Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. QAARV2-P12345 Voting Items Board Recommends Control # XXXX XXXX XXXX XXXX THE COMPANY NAME INC. - COMMON ASDFGHJKL 123456789.1234 THE COMPANY NAME INC. - CLASS A 123456789.1234 THE COMPANY NAME INC. - CLASS B 123456789.1234 THE COMPANY NAME INC. - CLASS C 123456789.1234 THE COMPANY NAME INC. - CLASS D 123456789.1234 THE COMPANY NAME INC. - CLASS E 123456789.1234 THE COMPANY NAME INC. - CLASS F 123456789.1234 THE COMPANY NAME INC. - 401 K 123456789.1234 SHARE CLASSES REPRESENTED FOR VOTING 1.00000 322,224 148,294 CLT ID This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. To elect the following six (6) persons listed below as Class I directors to serve until their successors are elected and qualified: Nominees: 1a. James C. Holly For 1b. Kevin J. McPhaill For 1c. Susan M. Abundis For 1d. Morris A. Tharp For 1e. Lynda B. Scearcy For 1f. Michele M. Gil For 2. To ratify the appointment of Forvis Mazars, LLP as the Company's independent registered public accounting firm for 2026. For 3. To approve, on an advisory and non binding basis, the compensation paid to the Company's Named Executive Officers. For NOTE: To transact such other business as may properly come before the Meeting and any and all adjournments thereof.